Exhibit 99.1

Intuitive Machines-led Moon RACER Team Awarded NASA Lunar Terrain Vehicle Contract to Support the Agency's Artemis Campaign

HOUSTON, TX—April 3, 2024 – NASA has awarded Intuitive Machines, Inc. (Nasdaq: LUNR, LUNRW) ("Intuitive Machines") ("Company") $30 million as a prime contractor to complete a Lunar Terrain Vehicle Services Feasibility Assessment. The contract tasks the Company's global team with creating a feasibility roadmap to develop and deploy a Lunar Terrain Vehicle ("LTV") on the Moon using Intuitive Machines' Nova-D cargo-class lunar lander. The first phase award marks the Company's entrance into human spaceflight operations within NASA's $4.6 billion LTV Services project.

"This procurement strategically aligns with the Company's flight-proven capability to deliver payloads to the surface of the Moon under the agency's Commercial Lunar Payload Services initiative, further solidifying our position as a proven commercial contractor in lunar exploration," said Intuitive Machines CEO Steve Altemus. "Our global team is on a path to provide essential lunar infrastructure services to NASA in a project that would allow the Company to retain ownership of the vehicle for commercial utilization during periods of non-NASA activity over approximately ten years of lunar surface activity."

Intuitive Machines' Moon Reusable Autonomous Crewed Exploration Rover (RACER) global team partners, including AVL, Boeing, Michelin, and Northrop Grumman, intend to provide a robust LTV design architecture with advanced power management, autonomous driving, communications, and navigation systems for lunar exploration.


INTUITIVE
MACHINES
MOON RACER
AVL
BOEING
MICHELIN
NORTHROP
GRUMMAN

The Company believes the Moon RACER team is the most comprehensively equipped choice for delivering and deploying a lunar terrain vehicle that meets NASA requirements. As the prime contractor, Intuitive Machines intends to apply its experience as the only United States commercial company to deliver science and technology data from the surface of the Moon to lead systems integration, spacecraft design, energy management, avionics, autonomous navigation, sensors, controls, mission planning, operations, and training with the following teammate capabilities. AVL, a global mobility technology company and automotive industry leader in the development, simulation, and testing of vehicle systems brings its expertise in battery electric vehicles, propulsion solutions and autonomous driving. Specifically, AVL will focus on drivetrain, steering and suspension to help make lunar surface mobility a reality. AVL’s scalable expert development tools and technologies will help design, test and power a lunar terrain vehicle in extreme environments associated with the Moon and beyond. Boeing will lead the design of the LTV system and support the overall design, fabrication, testing, integration, mission planning, and operations of the flight vehicle and both static and dynamic mockups. Michelin will leverage the experience gained from previous collaborations with NASA and its expertise in airless technology and high-tech materials to take up the challenge of designing a lunar wheel able to operate at temperatures above 100°C and below -240°C, withstand exposure to solar and galactic radiation, ensure maximum longevity and traction on aggressive loose soil. Michelin believes that the technical developments and scientific advances that will be made as part of this project will enable the Group to continue to innovate in terrestrial applications. Northrop Grumman will leverage its experience in power systems, other vehicle systems, and mission planning and training. The Lunar Terrain Vehicle Services vehicle is a major element in returning humans to the lunar surface under NASA’s Artemis campaign and demonstrating continued American leadership in space exploration. NASA’s LTV Services project contract holds a total program value of more than $4 billion and is structured across two phases with multiple potential awardees. Intuitive Machines expects to bid on the phase two LTV services award after completing the phase one feasibility assessment award. The phase two award is earmarked for developing, delivering, and operating the LTV to the Moon. As the Company continues demonstrating its capability and reliability in lunar operations, the LTV services award is anticipated to focus on continuously delivering infrastructure supporting both NASA’s Artemis campaign and commercial interests. About Intuitive Machines Intuitive Machines is a diversified space exploration, infrastructure, and services company focused on fundamentally disrupting lunar access economics. In 2024, Intuitive Machines successfully soft-landed the Company’s Nova-C class lunar lander, Odysseus, on the Moon, returning the United States to the lunar surface for the first time since 1972. The Company’s products and services are offered through its four in-space business units: Lunar Access Services, Orbital Services, Lunar Data Services, and Space Products and Infrastructure. For more information, please visit intuitivemachines.com. Forward-Looking Statements This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements that do not relate to matters of historical fact should be considered forward-looking. These forward-looking statements generally are identified by the words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “ intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “ should,” “strive,” “would,” “strategy,” “outlook,” the negative of these words or other similar expressions, but the absence of these words does not mean that a statement is not forward- looking. These forward-looking statements include but are not limited to statements regarding: our expectations and plans relating to the Lunar Terrain Vehicle. These forward-looking statements reflect the Company’s predictions, projections, or expectations based upon currently available information and data. Our actual results, performance or achievements may differ materially from those expressed or implied by the forward-looking statements, and you are cautioned not to place undue reliance on these forward looking statements. The following important factors and uncertainties, among others, could cause actual outcomes or results to differ materially from those indicated by the forward-looking statements in this presentation: our reliance upon the efforts of our Board and key personnel to be successful; our limited operating history; our competition from existing or new companies; unsatisfactory safety performance of our spaceflight systems or security incidents at our facilities; any delayed launches, launch failures, significant increases in the costs related to launches of satellites and lunar landers, and insufficient capacity available from satellite and lunar lander launch providers; risks associated with commercial spaceflight, including any accident on launch or during the journey into space; risks associated with the handling, production and disposition of potentially explosive and ignitable energetic materials and other dangerous chemicals in our operations; our reliance on a limited number of suppliers for certain materials and supplied components; failure of our products to operate in the expected manner or defects in our products; counterparty risks on contracts entered into with our customers; failure to comply with various laws and regulations relating to various aspects of our business and any changes in the funding levels of various governmental entities with which we do business; our failure to protect the confidentiality of our trade secrets and know how; our failure to comply with the terms of third-party open source software our systems utilize; our ability to maintain an effective system of internal control over financial reporting, and to address and remediate material weaknesses in our internal control over financial reporting; the U.S. government’s budget deficit and the national debt, as well as any inability of the U.S. government to complete its budget process for any government fiscal year, and our dependence on U.S. government contracts and funding by the government for the government contracts; our failure to comply with U.S. export and import control laws and regulations and U.S. economic sanctions and trade control laws and regulations; uncertain global macro-economic and political conditions and rising inflation; our history of losses and failure to achieve profitability and our need for substantial additional capital to fund our operations; the fact that our financial results may fluctuate significantly from quarter to quarter; the risk that our business and operations could be significantly affected if it becomes subject to any securities litigation or stockholder activism; our public securities’ potential liquidity and trading; and other public filings and press releases other factors detailed under the section titled Part I, Item 1A. Risk Factors of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), the section titled Part I,

Item 2, Management’s Discussion and Analysis of Financial Condition and Results of Operations, which are accessible on the SEC's website at www.sec.gov and the Investors section of our website at www.investors.intuitivemachines.com. These forward-looking statements are based on information available as of the date of this press release and current expectations, forecasts, and assumptions, and involve a number of judgments, risks, and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws. Contacts For investor inquiries: investors@intuitivemachines.com For media inquiries: press@intuitivemachines.com